SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 31, 2003
                                                 -----------------


                              PEOPLES BANCORP INC.
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             (Exact name of Registrant as specified in its charter)


                                     0-16772
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                             Commission File Number


                      Ohio                                31-0987416
 ----------------------------------------------     -----------------------
 (State or other jurisdiction of incorporation)     (I.R.S. Employer
                                                     Identification Number)


            138 Putnam Street
              P.O. Box 738,
              Marietta, Ohio                        45750
 ---------------------------------------          ----------
 (Address of principal executive office)          (Zip Code)


Registrant's telephone number, including area code: (740) 373-3155
                                                    --------------


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                           Index to Exhibits on Page 3

 Item 1.  Changes in Control of Registrant
           Not applicable.

 Item 2.  Acquisition or Disposition of Assets
           Not applicable.

 Item 3.  Bankruptcy or Receivership
           Not applicable.

 Item 4.  Changes in Registrant's Certifying Accountant
           Not applicable.

 Item 5.  Other Events and Regulation FD Disclosure
          Peoples Bancorp Inc. (Nasdaq: PEBO) today announced its signing of a joint marketing agreement with InfiCorp Holdings, Inc. The release is included herewith as Exhibit 99.

 Item 6.  Resignations of Registrant's Directors
           Not applicable.

 Item 7.  Financial Statements and Exhibits
          (a) None required
          (b) None required
          (c) Exhibits

EXHIBIT NUMBER      DESCRIPTION
--------------      -------------------------------------
      99            News Release issued December 31, 2003

 Item 8. Change in Fiscal Year
          Not applicable.

 Item 9. Regulation FD Disclosure
          Not applicable.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics
          Not applicable.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefits
         Plan
          Not applicable.

Item 12. Results of Operations and Financial Condition
          Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  December 31, 2003          PEOPLES BANCORP INC.
                                  --------------------
                                  Registrant



                         By: /s/  ROBERT E. EVANS
                                  -------------------------------------
                                  Robert E. Evans
                                  President and Chief Executive Officer



                                INDEX TO EXHIBITS

EXHIBIT NUMBER      DESCRIPTION
--------------      -------------------------------------
      99            News Release issued December 31, 2003